Exhibit 99.1

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 19 to the Schedule 13D (including additional amendments thereto) with respect to the shares of Common Stock, $.50 Stated Value, of Biglari Holdings Inc.  This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Dated: June 9, 2010	THE LION FUND, L.P.

	By:	Biglari Capital Corp. General Partner

	By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

BIGLARI CAPITAL CORP.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

WESTERN ACQUISITIONS L.P.

By:	Western Investments Inc. General Partner

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

WESTERN INVESTMENTS INC.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI

WESTERN SIZZLIN CORP.

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

MUSTANG CAPITAL PARTNERS I, LP

By:	Mustang Capital Advisors, LP Investment Manager and General Partner

By:	Mustang Capital Management, LLC General Partner

By:	Western Mustang Holdings LLC Controlling Stockholder

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

MUSTANG CAPITAL PARTNERS II, LP

By:	Mustang Capital Advisors, LP Investment Manager and General Partner

By:	Mustang Capital Management, LLC General Partner

By:	Western Mustang Holdings LLC Controlling Stockholder

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

MUSTANG CAPITAL ADVISORS, LP

By:	Mustang Capital Management, LLC General Partner

By:	Western Mustang Holdings LLC Controlling Stockholder

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

MUSTANG CAPITAL MANAGEMENT, LLC

By:	Western Mustang Holdings LLC Controlling Stockholder

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

WESTERN MUSTANG HOLDINGS LLC

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

THE STEAK N SHAKE 401(K) SAVINGS PLAN

By:	Steak n Shake Operations, Inc. Plan Sponsor

By:	/s/ Sardar Biglari
Sardar Biglari, Chief Executive Officer

/s/ Sardar Biglari
SARDAR BIGLARI As Attorney-In-Fact for Philip L. Cooley